UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 5, 2008

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, Building East, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 5, 2008, Ares Capital Corporation (the “Registrant”), as originator and servicer, and Ares Capital CP Funding LLC, a wholly owned subsidiary of the Registrant, entered into an amendment to the CP Funding facility (the “Amendment”) with Wachovia Capital Markets, LLC and each of the other parties thereto. The Amendment, among other things, modified the net worth test applicable to the Registrant, decreased the advance rates applicable to certain types of eligible loans, and added an asset coverage requirement with respect to the Registrant consistent with regulatory requirements.

Borrowings under the facility are subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Descriptions of the Amendment in this current report are qualified in their entirety by reference to a copy of such document that is filed as Exhibit 10.1 and incorporated by reference herein.

Item 7.01  Regulation FD Disclosure.

On December 9, 2008, the Registrant issued a press release, filed herewith as Exhibit 99.1 and by this reference incorporated herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description

10.1

Amendment No. 12 to Sale and Servicing Agreement, dated as of December 5, 2008, by and among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC, as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer.

99.1	Press Release, dated as of December 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: December 9, 2008

	By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1

Amendment No. 12 to Sale and Servicing Agreement, dated as of December 5, 2008, by and among Ares Capital CP Funding LLC, Ares Capital Corporation, each of the conduit purchasers and institutional purchasers from time to time party thereto, each of the purchaser agents from time to time party thereto, Wachovia Capital Markets, LLC, as administrative agent and purchaser agent with respect to Variable Funding Capital Company LLC, as conduit purchaser, U.S. Bank National Association, as trustee, and Lyon Financial Services, Inc. (D/B/A U.S. Bank Portfolio Services), as the backup servicer.

99.1	Press Release, dated as of December 9, 2008.